SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                --------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): September 9, 1998




                              DERMA SCIENCES, INC.
             (Exact name of registrant as specified in its charter)





      Pennsylvania                  1-31070                     23-2328753
(State or other jurisdiction      (Commission                 (IRS employer
      of incorporation)           File Number)            identification number)







                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)







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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 9, 1998 (the "Closing Date"), pursuant to an Agreement and Plan of Merger dated as of July 7, 1998 (the "Merger Agreement") by and among Derma Sciences, Inc., a Pennsylvania corporation (the "Company"), Derma Merging Corporation, a Pennsylvania corporation and wholly-owned subsidiary of the Company ("Sub"), and Genetic Laboratories Wound Care, Inc., a Minnesota corporation ("GLWC"), the Company acquired GLWC by means of a merger (the
"Merger") of Sub with and into GLWC with GLWC surviving in the Merger. As a result of the Merger, GLWC became a wholly-owned subsidiary of the Company.

         Pursuant to the Merger Agreement, each outstanding share of Common Stock of GLWC, $.01 par value per share ("GLWC Common Stock"), was converted into the right to receive 0.70 shares of Common Stock of the Company, $.01 par value per share ("the Company Common Stock"). Based on the capitalization of GLWC as of the Closing Date, GLWC stockholders have the right to receive approximately 1,683,000 shares of the Company Common Stock. Fractional shares otherwise issuable in the Merger will be rounded to the next highest whole share. All options to purchase GLWC Common Stock outstanding immediately prior to the Merger will be converted into options to purchase shares of the Company in accordance with the Merger Agreement.

         GLWC is engaged in the development, marketing and sale of proprietary consumable wound care products. GLWC's primary products are sterile pressure sensitive adhesive wound closure strips, specialty pressure sensitive adhesive fasteners and tubular net dressings.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

         The financial statements of GLWC set forth at pages 15 through 25 of GLWC's Annual Report (the "GLWC Annual Report") under Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), on Form 10-KSB for the fiscal year ended May 31, 1998 filed with the Securities and Exchange Commission (the "Commission") on September 3, 1998, is hereby incorporated by reference herein and filed as Exhibit 99.1 hereto pursuant to Rule 12b-23(a)(3) of the Exchange Act.

(b) Pro Forma Financial Information

         The Unaudited Pro Forma Combined Condensed Financial Statements of the Company and GLWC set forth at pages 38 through 43 of the Joint Proxy Statement/Prospectus dated July 17, 1998 (the "Proxy Statement/Prospectus") filed as part of the Company's Registration Statement on Form S-4 (File No. 333-59319), which Proxy Statement/Prospectus was filed with the Commission on July 17, 1998, are hereby incorporated by reference herein and filed as Exhibit
99.2 hereto pursuant to Rule 12b-23(a)(3) of the Exchange Act. The Unaudited Pro Forma Combined Condensed Balanced Sheets at June 30, 1998 and the Unaudited Pro Forma Combined Condensed Statements of Operations for the Six Months Ended June 30, 1998 of the Company and GLWC will be filed by amendment hereto not later than November 27, 1998.

(c)  Exhibits:

         2.1 Agreement and Plan of Merger dated as of July 7, 1998 by and among Derma Sciences, Inc., Derma Merging Corporation and Genetic Laboratories Wound Care, Inc. (previously filed as Appendix A to the Company's Form S-4 Registration Statement filed on July 17, 1998 and incorporated herein by reference).

         23.1     Consent of McGladrey & Pullen, LLP

         99.1 Financial Statements of Genetic Laboratories Wound Care, Inc. (incorporated by reference from the GLWC Annual Report).

         99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Derma Sciences, Inc. and Genetic Laboratories Wound Care, Inc. (incorporated by reference from the Proxy Statement/ Prospectus).


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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DERMA SCIENCES, INC.



Date: September 23, 1998                    By: /s/  Stephen T. Wills
                                               ----------------------
                                               Stephen T. Wills, CPS,MST
                                               Vice President and
                                               Chief Financial Officer